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                                                                   EXHIBIT 10.35

                     SUBSCRIPTION AND PUT AND CALL AGREEMENT
                    WITH RESPECT TO SHARES OF COMMON STOCK OF
                   WESTERN WIRELESS INTERNATIONAL CORPORATION

                                                           As of January 1, 1996


Western Wireless International Corporation
c/o Western Wireless Corporation
2001 NW Sammamish Road, Suite 100
Issaquah, Washington 98027

To the Board of Directors of Western Wireless International Corporation:

        The undersigned party, Brad Horwitz ("Horwitz"), hereby subscribes for 286 shares (the "Shares") of common stock, par value $.01 per share (the "WWIC Common Stock"), of Western Wireless International Corporation, a Delaware corporation ("WWIC"), for an aggregate purchase price of $100,000, such Shares constituting, after such issuance and after giving effect to a 1.574 per share stock dividend paid by WWIC to holders of WWIC Common Stock prior to such subscription, ten percent (10%) of the aggregate number of shares of WWIC Common Stock issued and outstanding as of the date hereof. In consideration for the Shares, Horwitz has delivered to WWIC $100,000, receipt of which is hereby acknowledged.

        1.      Horwitz hereby acknowledges, represents and warrants that:

                (a) he is an "Accredited Investor" as that term is defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), he has sufficient resources to provide for his financial needs and he has no need for liquidity in this investment in the Shares;

                (b) he is capable of fully evaluating the merits and risks of investing in the Shares and that he can bear the complete loss of his investment in the Shares;

                (c) no federal or state agency or bureau or regulatory or governmental authority has made any determination or recommendation as to the fairness of this investment;

                (d) he has been advised and understands that the Shares have not been registered under the Securities Act or the applicable securities laws of any state or other jurisdiction and cannot be sold by him unless they are subsequently registered or an exemption from such registration is available and, accordingly, he must be prepared to bear the economic risk of this investment in the Shares for an indefinite period of time;

                (e) the Shares are being purchased by him for his sole benefit and account for investment purposes only and not with a view to, or for resale in connection with, a public offering or distribution thereof;

                (f) except as otherwise provided herein, WWIC shall have no obligation to Horwitz at any time to register the Shares under the Securities Act or any applicable state securities laws or to obtain any exemption from such registration;

                (g) he has had an opportunity to discuss the business, management and financial affairs of WWIC and of its parent company, Western Wireless Corporation (the "Company"), with executive officers of WWIC and the

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Company and has had full and complete access to all information concerning WWIC and the Company (including, without limitation, the information contained in the Company's April 1995 Accredited Investor Offering Materials and the December 1995 Supplement thereto, together with all Exhibits thereto), which he deemed necessary and sufficient in order to make an informed decision to purchase the Shares subscribed for herein.

        2. Horwitz covenants and agrees that he will not, directly or indirectly, sell, transfer, assign, pledge, hypothecate, mortgage or otherwise encumber or dispose of the Shares (or any interest therein), except pursuant to the terms hereof.

        3. On or after January 1, 1997 the Company shall have the right, but not the obligation, to purchase all, but not less than all, of the Shares (the "Call"), such purchase to be effected by an exchange of the Shares for shares of common stock of the Company, par value $.001 (the "Company Common Stock"), as set forth below. The Call shall be exercisable by the Company at any time on or after January 1, 1997 upon written notice from the Company to Horwitz (the "Call Notice"). The aggregate number of shares of Company Common Stock to be exchanged by the Company for the Shares as a result of the exercise of the Call (the "Call Consideration") shall be equal to the greater of (i) that number of shares of Company Common Stock having a value equal to $100,000, based upon the Average Closing Price (as hereinafter defined), and (ii) that number of shares of Company Common Stock determined by multiplying the number of Shares owned at the date of the Call Notice by a fraction, the numerator of which is the aggregate Fair Market Value (as hereinafter defined) of the Shares on the date of the Call and the denominator of which is 10,000.

        4. On or after January 1, 1997, Horwitz shall have the right, but not the obligation, to require the Company to purchase all, but not less than all, of the Shares (the "Put"), such purchase to be effected by an exchange of the Shares for shares of Company Common Stock, as set forth below. The Put shall be exercisable by Horwitz at any time on or after January 1, 1997 upon written notice from him to the Company (the "Put Notice"). The aggregate number of shares of Company Common Stock to be exchanged by the Company for the Shares as a result of the exercise of the Put (the "Put Consideration") shall be equal to the lesser of (i) that number of shares of Company Common Stock having a value equal to $100,000, based upon the Average Closing Price, and (ii) that number of shares of Company Common Stock determined by multiplying the number of Shares owned at the date of the Put Notice by a fraction, the numerator of which is the aggregate Fair Market Value of the Shares on the date of the Put Notice and the denominator of which is 10,000. Notwithstanding anything to the contrary herein, in the event Horwitz's employment by the Company is terminated for "Cause" (as such term is defined in Horwitz's Employment Agreement, dated March 20, 1996, between Horwitz and the Company), Horwitz shall be deemed to have exercised the Put and to have delivered the Put Notice and the Company shall purchase the Shares at the Put Consideration. At the time of delivery of the Put Notice, Horwitz shall deliver to the Company a subscription agreement with respect to the Company Common Stock to be received by him, such subscription agreement to include comparable provisions to those set forth in Paragraph 1 hereof.

        5.      (a)     If the Company proposes to sell, transfer, convey or
otherwise dispose of all, but not less than all, of the shares of WWIC Common Stock ("Proposed Sale") owned by it, other than to an Affiliate (as hereinafter defined) of the Company, then upon giving notice of the Proposed Sale to Horwitz, Horwitz shall be required to sell, transfer, convey or otherwise dispose of all of the Shares at a price per Share and upon the same terms and subject to the same conditions as the Proposed Sale. As used herein, "Affiliate" shall mean, as to any person, any other person that, either directly or indirectly through one or more intermediaries, controls, or is controlled by or is under common control with the Person specified and "control" or "controlling" shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

                (b) The Company shall not sell, transfer, convey or otherwise dispose of 50% or more of the shares of WWIC Common Stock, in one transaction or a series of related transactions, other than to an Affiliate of the Company, unless Horwitz is given the opportunity to sell, transfer, convey or otherwise dispose of all of the Shares at a

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price per share and upon the same terms and subject to the same conditions on which the Company proposes to make such sale, transfer, conveyance or other disposition. Horwitz may exercise his right to make such sale, transfer, conveyance or other disposition only as to the Shares and shall exercise such right upon written notice given to the Company no more than ten (10) business days after he receives notice of such right.

        6. In the event of a "Change of Control" of the Company, (as such term is defined in the Stock Option Agreement, dated July 29, 1995, between the Company and Horwitz) Horwitz shall have the right, but not the obligation, to require the Company to purchase all, but not less than all, of the Shares for that number of shares of Company Common Stock equal to the Call Consideration and the Company shall have the right, but not the obligation, to require Horwitz to exchange all, but not less than all, of the Shares, for that number of shares of Company Common Stock equal to the Call Consideration; provided, however, if in connection with the "Change of Control", shares of Company Common Stock are exchanged for or converted into cash, securities of another entity or other consideration, Horwitz shall be entitled to the same per share cash, securities or other consideration.

        7. In the event that WWIC shall sell or otherwise dispose of substantially all of the assets of WWIC, Horwitz shall have the right, but not the obligation, to require the Company to exchange all, but not less than all, of the Shares for that number of shares of Company Common Stock equal to the Call Consideration and the Company shall have the right, but not the obligation, to require Horwitz to exchange all, but not less than all, of the Shares, for that number of shares of Company Common Stock equal to the Call Consideration.

        8. During the period from January 1, 2001 through January 31, 2001, Horwitz shall have the right, but not the obligation, to require the Company to exchange all, but not less than all, of the Shares for that number of shares of Company Common Stock equal to the Call Consideration.


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        9.      (a)     For purposes of determining the Call Consideration or
the Put Consideration, the Board of Directors of the Company shall determine in good faith the Fair Market Value of the Shares within thirty (30) business days of the date of delivery of the Call Notice by the Company, the Put Notice by Horwitz or the other events described herein resulting in an exchange of Shares for Company Common Stock, as the case may be, and shall deliver to Horwitz a notice setting forth the Fair Market Value of the Shares. If Horwitz disputes the good faith determination made by the Board of Directors of the Company as to the Fair Market Value he shall give written notice to the Company to such effect (the "Dispute Notice") within twenty (20) days after such determination has been provided to Horwitz in writing by the Company (it being understood and agreed that Horwitz's failure to provide such Dispute Notice to the Company within such 20 day period shall constitute his agreement with the Board of Directors' determination of the Fair Market Value), then the Fair Market Value shall be determined by an appraiser mutually agreed upon by the Company and Horwitz within thirty (30) business days of the date of delivery of the Dispute Notice to the Company. Such appraiser shall be a nationally recognized independent accounting firm or investment banking firm with substantial experience in valuing businesses similar to the types of businesses engaged in by WWIC. WWIC shall make available to any appraiser selected hereunder all of the books, records and documents and such other information that such appraiser may reasonably request in order to determine the Fair Market Value of the Shares. Such appraiser shall render a decision with respect to Fair Market Value of the Shares within sixty (60) days after such appraiser's appointment. If the Company and Horwitz are not able mutually to agree on an appraiser within such thirty
(30) day period, then an appraiser selected by the President of the American Arbitration Association will be retained to render a decision as to the Fair Market Value of the Shares, such decision to be rendered within sixty (60) days after such appraiser's appointment. The decision reached by any appraiser in any such appraisal shall be final, binding, and conclusive upon the parties hereto and judgement thereon may be entered in any court of competent jurisdiction. The costs, fees and expenses of such appraiser shall be shared equally by the Company and Horwitz, unless the Fair Market Value as determined by the appraiser is within ten percent (10%) of the Fair Market Value as previously determined by the Board of Directors of the Company, in which case such fees, costs and expenses shall be paid solely by Horwitz.

                (b) The Company Common Stock to be issued to Horwitz in consideration of the Call Consideration or the Put Consideration, as the case may be, shall be provided to Horwitz by the Company on or before the fifth (5th) business day following the final determination of the Fair Market Value (the "Closing Date").

                (c) As used herein, "Fair Market Value" shall mean the value which would be agreed upon in an arm's-length transaction between an informed and willing buyer and an informed and willing seller of the Shares, neither of which is under any obligation or compulsion to buy or sell the Shares. In valuing the Shares, the Board of Directors of the Company (or the appraiser, if applicable) shall not take into account the fact that (i) the Shares represent a non-controlling minority interest in WWIC and (ii) the Shares may not be publicly offered and traded without registration under the Securities Act of 1933, as amended, and applicable stock securities laws.

                (d) As used herein, "Average Closing Price" shall mean the average of the last sale prices for the Company Common Stock as reported on the NASDAQ National Market for the last ten (10) consecutive trading days ending on the business day immediately prior to the Closing Date. If such shares are not then listed on the NASDAQ National Market and the shares are listed on a national securities exchange, the Average Closing Price shall be the mean between the high and low sales prices, if any, on the largest such exchange for the last ten (10) consecutive trading days ending on the business day immediately prior to the Closing Date. If the shares are not then listed on the NASDAQ National Market or any such exchange, then Average Closing Price shall mean the fair market value of the Company Common Stock as determined in good faith by the Board of Directors of the Company. In lieu of receiving any fractional shares of Company Common Stock Horwitz shall be paid in cash for the value of each such fraction, which for this purpose shall be calculated by multiplying such fraction by the Average Closing Price. The shares of Company Common Stock to be issued to Horwitz in accordance with this Agreement shall be "restricted securities" within the meaning of Rule 144 of the Securities Act, and may not be sold unless registered under the Securities Act or sold in accordance with an applicable exemption from such registration.

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        10.     (a)     If at any time after Horwitz has been issued Company
Common Stock in exchange for Shares, the Company proposes to register any of the Company Common Stock under the Securities Act (except pursuant to a registration statement for an initial public offering of the shares of common stock of the Company or a registration statement filed on Form S-8 or Form S-4, or such other form as shall be prescribed under the Securities Act for the same purposes or for any exchange offer), it will at such time give written notice to Horwitz of its intention to do so and, upon his written request given within twenty (20) days after the Company's giving of such notice, the Company shall use its best efforts, but shall be under no duty, requirement or obligation, to effect the registration of such shares which it shall have been so requested by Horwitz to register (the "Registrable Shares") by including such shares in such registration statement, all to the extent requisite to permit the sale or other disposition of such shares in accordance with the intended method of sale or other disposition given in each such request. In the event that any registration pursuant to this Paragraph 10 shall be, in whole or in part, in connection with an underwritten offering of securities of the Company, any such request to register such Registrable Shares may, but need not, specify that such shares are to be included in the underwriting on substantially the same terms and conditions as the Company Common Stock, if any, otherwise being sold through underwriters under such registration statement; provided, however, that if the managing underwriter determines in its sole discretion and advises the Company that the inclusion in the registration statement of any or all such Registrable Shares proposed to be included by Horwitz in such registration statement would interfere with the successful marketing of the securities proposed to be registered by the Company and any Company Common Stock sought to be registered by any other stockholders of the Company to whom the Company has given priority registration rights, then the number of Registrable Shares requested to be included in the underwriting by Horwitz shall be reduced. No such reduction shall under any circumstances reduce the amount of securities being offered by the Company for its own account or sought to be registered by any other stockholders to whom the Company has given priority registration rights in the registration and the underwriting. If Horwitz proposes to distribute the Registrable Shares pursuant to such underwriting, he agrees, as a condition thereof, to enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company for such underwriting. Horwitz agrees to be responsible for his own legal fees, costs and expenses in connection with such registration and his proportionate share of all fees, costs and commissions payable to brokers and underwriters in connection with such registration, such proportionate share to be equal to a fraction the numerator of which is the number of shares of Company Common Stock being so registered by him and the denominator of which is the aggregate number of shares of Company Common Stock of the Company being registered by the Company and all of the holders of Company Common Stock participating in such registration.

                (b) If and whenever the Company is required by the provisions hereof to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall: (i) as expeditiously as practicable, furnish to Horwitz such number of copies of a prospectus and preliminary prospectus in conformity with the requirements of the Securities Act, and such other documents as Horwitz may reasonably request, in order to facilitate the public sale or other disposition of such shares; and
(ii) use its best efforts to register or qualify the Registrable Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as Horwitz shall reasonably request considering the nature and size of the offering and do any and all other acts and things which may be reasonably necessary or reasonably desirable to enable him to consummate the public sale or other disposition in each such jurisdiction of the Registrable Shares owned by Horwitz; provided, however, that the Company shall not under any circumstances be required to (A) subject itself to taxation in any such jurisdiction, (B) qualify to do business in any jurisdiction where it is not otherwise qualified, or (C) submit to the general jurisdiction or to the general service of process in any such jurisdiction;

                (c) In each case of a registration of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless Horwitz from and against any and all losses, claims, damages, liabilities and reasonable legal and other expenses (including reasonable costs of investigation) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages,


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liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to Horwitz which was furnished to the Company in writing by Horwitz expressly for use therein.

                (d) In each case of a registration of the Registrable Shares under the Securities Act, Horwitz shall indemnify and hold harmless the Company, its directors and officers who sign the registration statement, and each person, if any, who controls the Company within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, to the same extent and in the same manner as the indemnity from the Company in Paragraph 10(c) hereof, but: (i) only with respect to information relating to Horwitz furnished to the Company in writing by him expressly for use in the registration statement, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto, and (ii) only to the extent of the gross proceeds of sale received by Horwitz as a result of the sale of the Registrable Shares.

                (e) In case any proceeding (including any governmental investigation) shall be instituted involving any indemnified person in respect of which indemnity may be sought pursuant to Paragraphs 10(c) or 10(d) hereof, such indemnified person shall promptly notify the indemnifying person in writing and the indemnifying person, upon request of the indemnified person, shall retain counsel reasonably satisfactory to the indemnified person to represent the indemnified person in such proceeding and shall pay the reasonable costs, fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified person shall have the right to retain its own counsel, but the fees, costs and disbursements of such counsel shall be at the expense of such indemnified person, unless: (i) the indemnifying person shall have failed to retain counsel for the indemnified person as aforesaid, (ii) the indemnifying person and the indemnified person shall have mutually agreed to the retention of such counsel and to the payment of such fees, costs and disbursements by the indemnifying person, or (iii) representation of the indemnified person by the counsel retained by the indemnifying person would be inappropriate due to actual or potential conflicting interests between the indemnified person and any other person represented by such counsel in such proceeding. The indemnifying person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for all of the indemnified persons. The indemnifying person shall not be liable for any settlement of any proceeding effected without its prior written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying person shall indemnify the indemnified person from and against any loss or liability by reason of such settlement or final judgment.

        11.     (a)     Each certificate for Shares issued to Horwitz pursuant
to the terms hereof shall include a legend in substantially the following form:

        "THE SHARES EVIDENCED BY THIS CERTIFICATE OR ANY CERTIFICATE ISSUED IN EXCHANGE OR TRANSFER THEREFOR ARE AND WILL BE SUBJECT TO, AND MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH, THE TERMS OF A CERTAIN SUBSCRIPTION AND PUT AND CALL AGREEMENT WITH RESPECT TO SHARES OF COMMON STOCK OF WESTERN WIRELESS INTERNATIONAL CORPORATION ("WWIC"), DATED AS OF JANUARY 1, 1996, WHICH AGREEMENT PROVIDES, AMONG OTHER THINGS, FOR RESTRICTIONS ON THE SALE, TRANSFER AND DISPOSITION OF THE SHARES OF WWIC, AN EXECUTED COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF WWIC."

                (b) Each certificate for Shares or shares of Company Common Stock issued to Horwitz pursuant to the terms hereof shall include a legend in substantially the following form:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE


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        SECURITIES LAWS OF ANY STATE AND NEITHER THE SECURITIES NOR ANY INTEREST
        THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN
        THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY
        TO COUNSEL TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT."

        12     This Agreement contains the entire agreement among the Company,
WWIC and Horwitz with respect to his acquisition on the date hereof of the Shares. This Agreement may not be amended, waived, changed, modified or discharged except by an instrument in writing executed by or on behalf of Horwitz, the Company and WWIC.

        13     All notices, requests, demands and other communications with respect to this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand, registered or certified mail (first class postage and fees prepaid, return receipt requested), telecopier or overnight courier guaranteeing next-day delivery, as follows:

        (a)    to the Company:

               Western Wireless Corporation
               2001 NW Sammamish Road, Suite 100
               Issaquah, Washington 98027
               Attention:  Chairman
               Telecopier:  (206) 450-7731

               to WWIC:

               Western Wireless International Corporation
               c/o Western Wireless Corporation
               2001 NW Sammamish Road, Suite 100
               Issaquah, Washington 98027
               Attention:  Chairman
               Telecopier:  (206) 450-7731

               with a copy in the case of the Company
               and WWIC (which does not constitute notice) to:

               Rubin Baum Levin Constant & Friedman
               30 Rockefeller Plaza, 29th Floor
               New York, New York 10112
               Attention:  Barry A. Adelman, Esq.
               Telecopier:  (212) 698-7825

        (b)    to Horwitz:

               Mr. Brad Horwitz
               c/o Western Wireless Corporation
               2001 NW Sammamish Road, Suite 100
               Issaquah, Washington 98027
and/or to such other persons and addresses as either the Company, WWIC or Horwitz has specified in writing to the other by notice as aforesaid.

        14      The provisions of this Agreement shall apply to the full extent set forth herein with respect to the shares of capital stock of WWIC now or hereafter owned by Horwitz. All references in this Agreement to Company Common Stock shall be references to shares of Company Common Stock as they exist on January 1, 1996 and shall be adjusted to reflect any securities of the Company or any successor or assign of the Company (whether by merger, consolidation or otherwise) that may be issued in respect of, in exchange for, or in substitution of such shares of Company Common Stock and shall be appropriately adjusted for any stock splits, stock dividends, reverse stock splits or other similar changes in the capitalization of the Company occurring after January 1, 1996. If in connection with any such adjustment the Company issues more than one class of shares of Company Common Stock, each of which has different voting powers but are otherwise identical in rights, powers and preferences, Horwitz shall be entitled to shares of Company Common Stock of the class having one vote per share.

        15      This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        16      This Agreement shall be governed by and construed in accordance with the laws of the State of Washington as applied to agreements entered into and wholly to be performed within the State of Washington.

        17      The failure of any party hereto to give notice of the breach or non-fulfillment of any term or condition of this Agreement shall not constitute a waiver thereof, nor shall the waiver of any breach or non-fulfillment of any term or condition of this Agreement constitute a waiver of any other breach or non-fulfillment of that term or condition or any other term or condition of this Agreement.

        18      This Agreement may be amended or modified at any time only by writing signed by each of the parties hereto.

        19      This Agreement may be executed in any number of counterparts, each of which when so executed shall constitute an original copy hereof, but all of which together shall constitute one agreement.

        IN WITNESS WHEREOF, this Agreement has been duly executed by Horwitz on the day and year first above written.

                                SUBSCRIBER:

                                  /s/ Brad Horwitz
                                --------------------------------
                                  BRAD HORWITZ

Accepted and agreed on the date hereof:

WESTERN WIRELESS INTERNATIONAL CORPORATION  WESTERN WIRELESS CORPORATION

By: /s/ John W. Stanton                  By: /s/ John W. Stanton
    -------------------------                -----------------------------------
    Name : John W. Stanton                   Name : John W. Stanton
    Title: Chairman and Chief                Title: Chairman and Chief Executive
           Executive Officer

                               FIRST AMENDMENT TO
                   THE SUBSCRIPTION AND PUT AND CALL AGREEMENT
                    WITH RESPECT TO SHARES OF COMMON STOCK OF
                   WESTERN WIRELESS INTERNATIONAL CORPORATION

        This First Amendment to the Subscription and Put and Call Agreement with respect to Shares of Common Stock of Western Wireless International Corporation (the "Horwitz Agreement"), is made as of this 6th day of January, 1999 (the "Amendment"), by and between Brad Horwitz ("Horwitz"), Western Wireless International Corporation ("WWIC"), Western Wireless Corporation ("WWC"), and WWC Holding Co., Inc. ("Holding Co.") (WWC and Holding Co. are collectively referred to as "Western," and together with Horwitz and WWIC, collectively, the "Parties").

                                   WITNESSETH:

        WHEREAS, Horwitz, WWIC, and WWC entered into the Horwitz Agreement;

        WHEREAS, WWC assigned its stock interest in WWIC to Holding Co., a wholly-owned subsidiary of WWC, effective as of May 1, 1995;

        WHEREAS, pursuant to the Horwitz Agreement, Horwitz received a 10% interest in WWIC (286 shares) in consideration of the $100,000 he invested through January 1, 1996, and Western received a 90% interest in WWIC (2,574 shares) in consideration of the $900,000 it invested through January 1, 1996;

        WHEREAS, Western invested approximately $4 million into WWIC in excess of $900,000 during 1996 (at a $19 million total post money valuation of WWIC); approximately $12 million into WWIC between January 1, 1997 and June 30, 1997 (at a $50 million total post money valuation of WWIC); and approximately $13 million into WWIC between July 1, 1997 and December 31, 1997 (at a $80 million post money valuation of WWIC) (see Exhibit A); and

        WHEREAS, Mr. Horwitz did not invest any additional funds following his initial $100,000 investment;

        NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

        (1) WWIC shall issue Holding Co. an additional 4,219.2079 shares of common stock, par value $0.01 per share (the "WWIC Common Stock"), bringing the total outstanding shares of WWIC Common Stock to 7079.2079. With this issuance, the 286 shares of WWIC Common Stock currently held by Horwitz (the "Shares") shall constitute 4.04% of the aggregate number of shares of WWIC Common Stock issued and outstanding as of the date hereof.

        (2) Subparagraph 1(g) of the Horwitz Agreement is amended to read as follows:

                he has had an opportunity to discuss the business, management and financial affairs of WWIC, WWC Holding Co., Inc. ("Holding Co."), and its parent company, Western Wireless Corporation ("WWC"), with executive officers of WWIC, Holding Co., and WWC, and has had full and complete access to all information concerning WWIC, Holding Co., and WWC, which he deemed necessary and sufficient in order to make an informed decision to purchase the Shares subscribed for herein.

        (3) Paragraph 3 of the Horwitz Agreement is amended to read as follows:

                On or after January 1, 1997, Holding Co. shall have the right, but not the obligation, to purchase all, but not less than all, of the Shares (the "Call"), such purchase to be effected by an exchange of the Shares for shares of common stock of WWC, par value $.001 (the "WWC Common Stock"), as set forth below. The Call shall be exercisable by Holding Co. at any time on or after January 1, 1997, upon written notice from Holding Co. to Horwitz (the "Call Notice"). The aggregate number of shares of WWC Common Stock to be exchanged by Holding Co. for the Shares as a result of the exercise of the Call (the "Call Consideration") shall be equal to the greater of (i) that number of shares of WWC Common Stock having a value equal to $100,000, based upon the Average Closing Price (as hereinafter defined), and (ii) that number of shares of WWC Common Stock having a value equal to the Fair Market Value (as hereinafter defined) of the Shares on the date of the Call Notice.

        (4) All references to "Company Common Stock" contained in the Horwitz Agreement are amended to read "WWC Common Stock."

        (5) Paragraph 4 of the Horwitz Agreement is amended to read as follows:

                On or after January 1, 1997, Horwitz shall have the right, but not the obligation, to require Holding Co. to purchase all, but not less than all, of the Shares (the "Put"), such purchase to be effected by an exchange of the Shares for shares of WWC Common Stock, as set forth below. The Put shall be exercisable by Horwitz at any time on or after January 1, 1997, upon written notice from him to Holding Co. (the "Put Notice"). The aggregate number of shares of WWC Common Stock to be exchanged by Holding Co. for the Shares as a result of the exercise of the Put (the "Put Consideration") shall be equal to the lesser of (i) that number of shares of WWC Common Stock having a value equal to $100,000, based upon the Average Closing Price, and (ii) that number of shares of WWC Common Stock having a value equal to the Fair Market Value of the Shares on the date of the Put Notice. Notwithstanding anything to the contrary herein, in the event Horwitz's employment by WWC is terminated for "Cause" (as such term is defined in Horwitz's Employment Agreement dated March 20, 1996, between Horwitz and WWC), Horwitz shall be deemed to have exercised the Put and to have delivered the Put Notice and Holding Co. shall purchase the Shares at the Put Consideration. At the time of delivery of the Put Notice, Horwitz shall deliver to Holding Co. a subscription agreement with respect to the WWC Common Stock to be received by him, such subscription agreement to include comparable provisions to those set forth in Paragraph 1 hereof.

        (6) Paragraphs 5, 8, and 9 of the Horwitz Agreement are amended as follows: all references to "the Company" contained therein are replaced by "Holding Co."

        (7) Paragraph 6 of the Horwitz Agreement is amended to read as follows:

                      In the event of a "Change of Control" of WWC (as such term is defined in the Stock Option Agreement dated July 29, 1995, between WWC and Horwitz) Horwitz shall have the right, but not the obligation, to require Holding Co. to purchase all, but not less than all, of the Shares for that number of shares of WWC Common Stock equal to the Call Consideration and Holding Co. shall have the right, but not the obligation, to require Horwitz to exchange all, but not less than all, of the Shares, for that number of shares of WWC Common Stock equal to the Call Consideration; provided, however, if in connection with the "Change of Control", shares of WWC Common Stock are exchanged for or converted into cash, securities of another entity or other consideration, Horwitz shall be entitled to the same per share cash, securities or other consideration.

        (8) Subparagraphs 10(a), 10(b), 10(c) and 10(d) of the Horwitz Agreement are amended to read as follows:

                        (a) If at any time after Horwitz has been issued WWC
                Common Stock in exchange for Shares, WWC proposes to register any of the WWC Common Stock under the Securities Act (except pursuant to a registration statement for an initial public offering of the shares of common stock of WWC or a registration statement filed on Form S-8 or Form S-4, or such other form as shall be prescribed under the Securities Act for the same purposes or for any exchange offer), Holding Co. will at such time give written notice to Horwitz of WWC's intention to do so and, upon his written request given within twenty (20) days after Holding Co.'s giving of such notice, Holding Co. shall cause WWC to use its best efforts, but neither shall be under any duty, requirement or obligation, to effect the registration of such shares which WWC through Holding Co. shall have been so requested by Horwitz to register (the "Registrable Shares") by including such shares in such registration statement, all to the extent requisite to permit the sale or other disposition of such shares in accordance with the intended method-of sale or other disposition given in each such request. In the event that any registration pursuant to this Paragraph 10 shall be, in whole or in part, in connection with an underwritten offering of securities of WWC, any such request to register such Registrable Shares may, but need not, specify that such shares are to be included in the underwriting on substantially the same terms and conditions as the WWC Common Stock, if any, otherwise being sold through underwriters under such registration statement; Provided, however, that if the managing underwriter determines in its sole discretion and advises WWC that the inclusion in the registration statement of any or all such Registrable Shares Proposed to be included by Horwitz in such registration statement would interfere with the successful marketing of the securities proposed to be registered by WWC and any WWC Common Stock sought to be registered by any other stockholders of WWC to whom WWC has given priority registration rights, then the number of Registrable Shares requested to be included in the underwriting by Horwitz shall be reduced. No such reduction shall under any circumstances reduce the amount of securities being offered by WWC for its own account or sought to be registered by any other stockholders to whom WWC has given priority registration rights in the registration and the underwriting. If Horwitz proposes to distribute the Registrable Shares pursuant to such underwriting, he agrees, as a condition thereof, to enter into an underwriting agreement in customary form with the underwriter or underwriters selected by WWC for such underwriting. Horwitz agrees to be responsible for his own legal fees, costs and expenses in connection with such registration and his proportionate share of all fees, costs and commissions payable to brokers and underwriters in connection with such registration, such proportionate share to be equal to a fraction the numerator of which is the number of shares of WWC Common Stock being so registered by him and the denominator of which is the aggregate number of shares of WWC Common Stock being registered by WWC and all of the holders of WWC Common Stock participating in such registration.

                        (b) If and whenever Holding Co. is required by the
                provisions hereof to use its best efforts to cause WWC to effect registration of any of the Registrable Shares under the Securities Act, Holding Co. shall: (i) as expeditiously as practicable, furnish to Horwitz or cause to be furnished to Horwitz such number of copies of a prospectus and preliminary prospectus in conformity with the requirements of the Securities Act, and such other documents as Horwitz may reasonably request, in order to facilitate the public sale or other disposition of such shares; and (ii) use its best efforts to cause WWC to register or qualify the Registrable Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as Horwitz shall reasonably request considering the nature and size of the offering and do any and all other acts and things which may be reasonably necessary or reasonably desirable to enable him to consummate the public sale or other disposition in each such jurisdiction of the Registrable Shares owned by Horwitz; provided, however, that Holding Co. shall not under any circumstances be required to (A) subject itself or WWC to taxation in any such jurisdiction, (B) qualify itself or WWC to do business in any jurisdiction where it and/or WWC is not otherwise qualified, or (C) submit itself or WWC to the general jurisdiction or to the general service of process in any such jurisdiction;

                      (c) In each case of a registration of the Registrable
                Shares under the Securities Act, Holding Co. will cause WWC to indemnify and hold harmless Horwitz from and against any and all losses, claims, damages. liabilities and reasonable legal and other expenses (including reasonable costs of investigation) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to Horwitz which was furnished to Holding Co. and/or WWC in writing by Horwitz expressly for use therein.

                      (d) In each case of a registration of the Registrable
                Shares under the Securities Act, Horwitz shall indemnify and hold harmless Holding Co. and WWC, their directors and officers who sign the registration statement, and each person, if any, who controls Holding Co. and WWC within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, to the same extent and in the same manner as the indemnity from Holding Co. and WWC in Paragraph 10(c) hereof, but: (i) only with respect to information relating to Horwitz furnished to Holding Co. and/or WWC in writing by him expressly for use in the registration statement, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto, and (ii) only to the extent of the gross proceeds of sale received by Horwitz as a result of the sale of the Registrable Shares.

        (9) Paragraph 12 of the Horwitz Agreement is amended to read as follows:

                      This Agreement contains the entire agreement among Holding Co., WWC,WWIC and Horwitz with respect to his acquisition on the date hereof of the Shares. This Agreement may not be amended, waived, changed, modified or discharged except by an instrument in writing executed by or on behalf of Holding Co., WWC, WWIC and Horwitz.

        (10) Subparagraphs 13(a) and (b) of the Horwitz Agreement are amended to read as follows:

                      (a) to Holding Co.:

                      WWC Holding Co., Inc.
                      3650 131st Avenue SE, Suite 400
                      Bellevue, WA 98006
                      Attention:  Chairman
                      Telecopier:  (425) 586-8010

                      to WWIC:

                      Western Wireless International Corporation
                      c/o WWC Holding Co., Inc.
                      3650 131st Avenue SE, Suite 400

                      Bellevue, WA 98006
                      Attention:  Chief Executive Officer
                      Telecopier:  (425) 586-8010

                      with a copy in the case of Holding Co. and WWIC (which does not constitute notice) to:

                      Rubin Baum Levin Constant & Friedman
                      30 Rockefeller Plaza, 29th Floor

                      New York NY 10112
                      Attention:  Barry A. Adelman, Esq.
                      Telecopier:  (212) 698-7825

               (b)    to Horwitz:

                      Mr. Brad Horwitz
                      c/o WWC Holding Co., Inc.
                      3650 131st Avenue SE, Suite 400
                      Bellevue, WA 98006
                      Telecopier:  (425) 586-8010

                      and/or to such other persons and addresses as either Holding Co., WWIC or Horwitz has specified in writing to the other by notice as aforesaid.

        (11) Paragraph 14 of the Horwitz Agreement is amended as follows: all references to "the Company" are replaced by "WWC".

        (12) Additional funding of WWIC by Western beginning January 1, 1998, shall constitute revolving debt pursuant to the terms and conditions contained in the Financing Term Sheet attached hereto as Attachment A and incorporated herein by reference.

        (13) Except as amended herein, the terms of the Horwitz Agreement shall remain unchanged and in full force and effect.

        (14) This Amendment may be executed in any number of counterparts, each of which when so executed shall constitute an original copy hereof, but all of which together shall constitute one agreement.

        IN WITNESS WHEREOF, this Amendment has been duly executed on the day and year first written above.

WESTERN WIRELESS  INTERNATIONAL CORPORATION WESTERN WIRELESS CORPORATION

By:     /s/John W. Stanton                    By:    /s/John W. Stanton
        -----------------------                      ---------------------------
Name:   John W. Stanton                       Name:  John W. Stanton
        -----------------------                      ---------------------------
Its:    Chief Executive Officer               Its:   Chief Executive Officer
        -----------------------                      ---------------------------

BRAD HORWITZ

/s/ Brad Horwitz
--------------------------

                                  ATTACHMENT A

                              FINANCING TERM SHEET

o Any funds provided by Western to WWIC on or subsequent to January 1, 1998, shall be considered revolving debt loaned by Western to WWIC ("Revolving Debt").

o       Revolving Debt shall accrue interest at a rate of 10.5% per annum.

o Revolving Debt, including any accrued interest, shall be repaid to Western by WWIC upon the earlier of:

        (1) the sale, transfer, conveyance, or other disposition of all or substantially all of the shares or assets of WWIC, in one transaction or a series of related transactions, other than to an Affiliate of WWIC (as such term is defined in the Horwitz Agreement); or

        (2)     at WWIC's discretion.

                               SECOND AMENDMENT TO
                   THE SUBSCRIPTION AND PUT AND CALL AGREEMENT
                    WITH RESPECT TO SHARES OF COMMON STOCK OF
                   WESTERN WIRELESS INTERNATIONAL CORPORATION

        This Second Amendment to the Subscription and Put and Call Agreement with respect to Shares of Common Stock of Western Wireless International Corporation, as amended (the "Horwitz Agreement"), is made as of this 16th day of January, 2001, by and between Bradley J. Horwitz ("Horwitz"), Western Wireless International Corporation ("WWIC"), Western Wireless Corporation ("WWC"), and WWC Holding Co., Inc. ("Holding Co.") (WWC and Holding Co. are collectively referred to as "Western," and together with Horwitz and WWIC, collectively, the "Parties").

                                   WITNESSETH:

        WHEREAS, Horwitz and Western have each determined that it is in their best interests to extend to February 28, 2001 the period during which Horwitz shall have the right, but not the obligation, to require Holding Co. to exchange all of his shares of WWIC for that number of shares of WWC equal to the Call Consideration (as defined in the Horwitz Agreement);

        NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree that Paragraph 8 of the Horwitz Agreement is amended to read as follows:

                      During the period from January 1, 2001 through February 28, 2001, Horwitz shall have the right, but not the obligation, to require Holding Co. to exchange all, but not less than all, of the Shares for that number of shares of WWC Common Stock equal to the Call Consideration.

        Except as amended herein, the terms of the Horwitz Agreement shall remain unchanged and in full force and effect.

        IN WITNESS WHEREOF, this amendment has been duly executed on the day and year first written above.

WESTERN WIRELESS INTERNATIONAL CORPORATION         WESTERN WIRELESS CORPORATION

By: /s/ John W. Stanton                            By: /s/ John W. Stanton
    -------------------------                          -------------------------
    John W. Stanton                                    John W. Stanton
    Chairman and Chief                                 Chairman and Chief
    Executive Officer                                  Executive Officer

BRADLEY J. HORWITZ                                 WWC HOLDING CO., INC.



/s/ Bradley J. Horwitz                             By: /s/ John W. Stanton
    -------------------------                          -------------------------
                                                       John W. Stanton
                                                       Chairman and Chief
                                                       Executive Officer

                               THIRD AMENDMENT TO
                   THE SUBSCRIPTION AND PUT AND CALL AGREEMENT
                    WITH RESPECT TO SHARES OF COMMON STOCK OF
                   WESTERN WIRELESS INTERNATIONAL CORPORATION

        This Third Amendment to the Subscription and Put and Call Agreement with respect to Shares of Common Stock of Western Wireless International Corporation, as amended (the "Horwitz Agreement"), is made as of this 28th day of February, 2001, by and between Bradley J. Horwitz ("Horwitz"), Western Wireless International Corporation ("WWIC"), Western Wireless Corporation ("WWC"), and WWC Holding Co., Inc. ("Holding Co.") (WWC and Holding Co. are collectively referred to as "Western," and together with Horwitz and WWIC, collectively, the "Parties").

                                   WITNESSETH:

        WHEREAS, Horwitz and Western have each determined that it is in their best interests to extend to March 31, 2001 the period during which Horwitz shall have the right, but not the obligation, to require Holding Co. to exchange all of his shares of WWIC for that number of shares of WWC equal to the Call Consideration (as defined in the Horwitz Agreement);

        NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree that Paragraph 8 of the Horwitz Agreement is amended to read as follows:

                      During the period from January 1, 2001 through March 31, 2001, Horwitz shall have the right, but not the obligation, to require Holding Co. to exchange all, but not less than all, of the Shares for that number of shares of WWC Common Stock equal to the Call Consideration.

        Except as amended herein, the terms of the Horwitz Agreement shall remain unchanged and in full force and effect.

        IN WITNESS WHEREOF, this amendment has been duly executed on the day and year first written above.

WESTERN WIRELESS INTERNATIONAL CORPORATION         WESTERN WIRELESS CORPORATION

By: /s/ John W. Stanton                            By: /s/ John W. Stanton
    -------------------------                          -------------------------
    John W. Stanton                                    John W. Stanton
    Chairman and Chief                                 Chairman and Chief
    Executive Officer                                  Executive Officer


BRADLEY J. HORWITZ                                 WWC HOLDING CO., INC.


/s/ Bradley J. Horwitz                             By: /s/ John W. Stanton
    -------------------------                          -------------------------
                                                       John W. Stanton
                                                       Chairman and Chief
                                                       Executive Officer